UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 26, 2012
Date of Earliest Event Reported: September 26, 2012

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53619	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All statements that are included in this Report and the attachments hereto, other than statements of historical fact, are forward-looking statements. Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “may,” “can,” “could,” “should,” “predict,” “aim’” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident” “scheduled” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. We caution you not to place undue reliance on the forward-looking statements, which speak only as of the date of this Report. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 27, 2012 at 9:20 a.m. Eastern Standard Time, Vertex Energy, Inc.’s (the “Company’s,” and “our”), Chief Executive Officer and Chairman will present at the Craig-Hallum 3rd Annual Alpha Select Conference, held at the Sentry Centers in New York City (the “Conference”).  Mr. Cowart will use the PowerPoint Presentation (the “Presentation”) furnished herewith as Exhibit 99.2 in his presentation at the Conference.  The Presentation includes, among other things, certain pro forma financial information relating to our September 11, 2012 acquisition of substantially all of the assets of Vertex Holdings, L.P. (“Holdings”)(as described in greater detail in our Form 8-K filed with the Securities and Exchange Commission on September 12, 2012, the “Form 8-K”).  Mr. Cowart also plans to present the Presentation to various third parties beginning on September 26, 2012.

A copy of the Presentation is being furnished as Exhibit 99.2 to this Form 8-K.

The limited financial information and pro forma information provided in the Presentation have not been audited or reviewed by the Company’s independent auditing firm. Such financial information is provided for informational purposes only and such information may be materially different (e.g., revenues, gross profit, margin percentage, and EBITDA may be reflected more favorably in the Presentation than will be reflected in the actual pro forma information which the Company will file as an amendment to the Form 8-K, after such information has been prepared and reviewed by an independent auditor). As such, investors are cautioned not to put undue influence on such information.

The information contained in this Item 2.02, including the related information set forth in the Presentation attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

ITEM 7.01 REGULATION FD DISCLOSURE.

On September 27, 2012, the Company’s Chief Executive Officer and Chairman will give the Presentation at the Conference described above, which Presentation includes certain pro forma and other financial information relating to the Company and its acquisition of Holdings. Mr. Cowart also plans to present the Presentation to various third parties beginning on September 26, 2012.  A copy of the Presentation is being furnished as Exhibit 99.2 to this Form 8-K.

The information responsive to Item 7.01 of this Form 8-K and Exhibits 99.1 and 99.2, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1*	Press Release Announcing Presentation

99.2*	PowerPoint Presentation

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: September 26, 2012	By: /s/ Benjamin P. Cowart
Benjamin P. Cowart
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release Announcing Presentation

99.2*	PowerPoint Presentation

* Furnished herewith.